TRADEMARK SECURITY AGREEMENT



      THIS TRADEMARK SECURITY AGREEMENT between AGROTEC WILLIAMS, INC., a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL
ASSOCIATION  ("Bank"), is as follows:



1.    Preliminary Statements

      (A) Borrower has executed and delivered this Agreement to Bank in order to induce Bank (i) to enter into the Credit Agreement executed and delivered by Borrower (together with other borrowers) contemporaneously herewith (said Credit Agreement, as it may hereafter be amended or otherwise modified is hereinafter referred to as the "Credit Agreement"), and (ii) to make advances pursuant to the Credit Agreement.

      (B) All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Credit Agreement.

2.    Grant of Security

      As security for the full and prompt performance of all of the Obligations, Borrower hereby assigns, pledges and grants to Bank a lien on and security interest in Borrower's entire right, title and interest in and to the Trademark Collateral. As used herein, "Trademark Collateral" means: (i) all of the Borrower's right, title and interest in and to all of its now owned or existing and filed and hereafter acquired or arising and filed Trademark License Rights (as defined below), trademarks, service marks, trademark or service mark registrations, trade names, and trademark or service mark applications, including, without limitation, each mark, registration, and application listed on Schedule I, attached hereto and made a part hereof, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payment for past or future infringements thereof, (iv) all rights to sue for past, present and future infringements thereof, (v) all rights corresponding thereto throughout the world, and (vi) together in each case with the goodwill of Borrower's business connected with the use of, and symbolized by, such marks and rights. "Trademark License Rights" means Borrower's entire right, title and interest in, to and under all license agreements with any Person, whether Borrower is licensor or licensee, with respect to any trademarks, service marks, or tradenames, including, without limitation, the licenses listed on Schedule I.

3.    Representations and Warranties

      Subject to any exceptions listed on Schedule I, Borrower represents and warrants as follows:

      (A) Borrower is the sole and exclusive owner of the entire and encumbered right, title and interest in and to each of the Trademark Collateral free and clear of any liens, charges and encumbrances.

      (B) Schedule I sets forth a complete and accurate list of all Trademark License Rights, trademarks, trade names, service marks, trademark and service mark registrations, and applications for trademark or service mark registrations owned by Borrower.

      (C) Each trademark, service mark, trade name, trademark and service mark registration, and application for trademark or service mark registration identified in Schedule I is subsisting and has not been adjudged invalid, unregistrable or unenforceable, in whole or in part, and each registered trademark and service mark and each application for trademark and service mark registration is valid, registered or registrable and enforceable. Borrower is not aware of any prior use of any item of Trademark Collateral which could lead to such item becoming invalid or unenforceable, including prior unauthorized uses by third parties and uses which were not supported by the goodwill of the business connected with such item.

      (D) Borrower has not granted any license, release, covenant not to sue, or non-assertion assurance to any third person with respect to any part of the Trademark Collateral.

      (E) Borrower has used reasonable and proper statutory notice in connection with its use of each registered trademark and service mark.

      (F) The current conduct of Borrower's business does not conflict with or infringe any proprietary right of any third party in any way which materially adversely affects the business, financial condition or business prospects of the Borrower or its affiliates, and no one has asserted to Borrower or any of its affiliates that such conduct conflicts with or infringes any valid proprietary right of any third party in any way which materially adversely affects the business, financial condition or business prospects of the Borrower.

      (G) The Trademark License Rights are in full force and effect; Borrower is not in default under any of the Trademark License Rights; and no event has occurred which with notice or the passage of time, or both, might constitute a default by Borrower under any of the Trademark License Rights.

      (H) No authorization, consent, approval, or other action by, and no notice to or filing or recording with, any governmental, administrative or judicial authority or regulatory body is currently or is reasonably expected to be required for the grant by Borrower of the liens and security interests granted hereby or for the execution, delivery or performance of this Agreement by Borrower, other than routine action which may be required after the date hereof to maintain rights in the trademarks, or for the perfection of or the exercise by Bank of its rights and remedies hereunder.

4.    Further Assurances

      (A) Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Bank may reasonably request, in order (i) to continue, perfect and protect the assignment and the security interest granted or purported to be granted hereby or (ii) to enable Bank to exercise and enforce its rights and remedies hereunder with respect to any part of the Trademark Collateral. Without limiting the generality of the foregoing, the Borrower will execute and file such financing or continuation statements, amendments hereto, and such other instruments or notices as may be necessary or desirable, or as Bank may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

      (B) Borrower hereby authorizes Bank to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Trademark Collateral without the signature of Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Trademark Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

      (C) Borrower will furnish to Bank from time to time statements and schedules further identifying and describing the Trademark Collateral and such other reports in connection with the Trademark Collateral as Bank may reasonably request, all in reasonable detail.

      (D) Borrower agrees that, should it obtain an ownership interest in any Trademark License Rights, trademark, service mark, trade name, trademark or service mark registration, or application for trademark or service mark registration which is not now identified in Schedule I, (i) Borrower shall give prompt written notice thereof to Bank, (ii) the provisions of Paragraph 2 shall automatically apply to any such Trademark License Rights, trademark, service mark, trademark or service mark registration, or application for trademark or service mark registration, and (iii) any such Trademark License Rights, mark, registration, or application, together with the goodwill of the business connected with the use of the mark and symbolized by it, shall automatically become part of the Trademark Collateral. Borrower authorizes Bank to modify this Agreement by amending Schedule I to include any Trademark License Rights, trademark, service mark, trademark or service mark registration, or application for trademark or service mark registration which becomes part of the Trademark Collateral under this Paragraph and the goodwill of the business to which each such mark pertains.

      (E) With respect to any trademark necessary to the conduct of Borrower's business, Borrower agrees to take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof or in any court to maintain each registered trademark, service mark, and trademark or service mark registration, and to pursue each application for trademark or service mark registration now or hereafter included in the Trademark Collateral, including the filing of applications for renewal, the payment of maintenance fees, and participation in opposition, interference and infringement proceedings. To the extent necessary or desirable to the conduct of its business, Borrower agrees to take corresponding steps with respect to each new or other registered trademark, service mark trademark or service mark registration, and application for trademark or service mark registration to which the Borrower is now or later becomes entitled. Any expenses incurred in connection with such activities shall be borne by Borrower. Without the prior written consent of Bank, Borrower shall not abandon any right to file an application for trademark or service mark registration, or abandon any pending application, registration, trademark or service mark.

      (F) Borrower agrees to notify Bank immediately if Borrower learns (i) that any item of the Trademark Collateral may become abandoned; (ii) of any adverse determination or any development (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any item of the Trademark Collateral; or (iii) that it is or potentially could be in default of any of the Trademark License Rights.

      (G) If Borrower becomes aware that any item of the Trademark Collateral is infringed or misappropriated by a third party, Borrower shall promptly notify Bank and shall take such actions as are necessary under the circumstances to protect such Trademark Collateral. If Borrower elects to file an infringement suit, Bank, upon notice from Borrower of Borrower's intent to file such suit, shall either join in such suit or reassign to Borrower Bank's rights under
Section 2(iii). Any expense incurred in connection with such activities shall be borne by Borrower.

      (H) Borrower shall continue to use reasonable and proper statutory notice in connection with its use of each registered trademark or service mark.

5.    Transfers and Other Liens

      Borrower shall not:

      (A) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Trademark Collateral, except as permitted by the Credit Agreement;

      (B) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Trademark Collateral except as otherwise disclosed in Schedule I, or as otherwise permitted by the Credit Agreement; or

      (C) take any other action in connection with any of the Trademark Collateral that would impair the value of the interests or rights thereunder of Borrower.

6.    Bank Appointed Attorney-in-Fact

      Borrower hereby irrevocably appoints Bank as Borrower's attorney-in-fact, with full authority in Borrower's place, stead and on behalf of Borrower and in Borrower's name or otherwise, from time to time in Bank's sole and absolute discretion, to take any action and to execute any instrument that Bank may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Trademark Collateral; (ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings that Bank may deem necessary or desirable for the collection of any of the Trademark Collateral or otherwise to enforce the rights of Bank with respect to any of the Trademark Collateral.

7.    Bank May Perform

      (A) If Borrower fails to perform any of its obligations contained herein, Bank may itself perform, or cause performance of, such obligations, and the expenses of Bank incurred in connection therewith shall be payable by Borrower under Paragraph 10(B).

      (B) Bank, or its designated representatives, shall have the right, at all times, to inspect Borrower's premises and to examine Borrower's books, records and operations relating to the Trademark Collateral.

8.    Bank's Duties

      The powers conferred on Bank hereunder are solely to protect its interest in the Trademark Collateral and shall not impose any duty upon Bank to exercise any such powers. Except for the safe custody of any Trademark Collateral in its possession and the accounting for moneys actually received by it hereunder, Bank shall have no duty as to any Trademark Collateral, or as to the taking of any necessary steps to preserve rights against other parties or any other rights pertaining to any Trademark Collateral. Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Trademark Collateral in its possession if the Trademark Collateral is accorded treatment substantially equal to that which Bank accords its own property.

9.    Remedies

      If any Event of Default shall have occurred and be continuing:

      (A) Bank may exercise in respect of the Trademark Collateral, in addition to other rights and remedies provided for herein or otherwise available to Bank, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Trademark Collateral) and also may (i) exercise any and all rights and remedies of Borrower under or otherwise in respect of the Trademark Collateral; (ii) require Borrower to, and Borrower hereby agrees that it will at its expense and upon request of Bank forthwith, assemble all or any part of the documents embodying the Trademark Collateral as directed by Bank and make them available to Bank at a place to be designated by Bank which is reasonably convenient to both Bank and Borrower, (iii) occupy any premises owned or leased by Borrower where documents embodying the Trademark Collateral or any part thereof are assembled for a reasonable period in order to effectuate Bank's rights and remedies hereunder or under law, without any obligation to Borrower in respect of such occupation, (iv) license the Trademark Collateral or any part thereof, or assign its rights to the Trademark License Rights to any Person, and (v) without notice except as specified below, sell the Trademark Collateral or any part thereof in one or more parcels at public or private sale, at any of Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Bank may deem commercially reasonable. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill of the business connected with and symbolized by any Trademark Collateral subject to such disposition shall be included, and Borrower shall supply to Bank or its designee Borrower's know-how and expertise relating to the manufacture and sale of products or the provision of services relating to any Trademark Collateral subject to such disposition, and Borrower's customer lists and other records relating to such Trademark Collateral and to the distribution of such products and services. Borrower agrees that, to the extent notice of sale shall be required by law, at least five days notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Bank shall not be obligated to make any sale of any Trademark Collateral regardless of notice of sale having been given. Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

      (B) All payments received by Borrower under or in connection with any of the Trademark Collateral shall be received in trust for the benefit of Bank, shall be segregated from other funds of Borrower and shall be forthwith paid over to Bank in the same form as so received (with any necessary endorsement).

      (C) All payments made hereunder or in connection with or otherwise in respect of the Trademark Collateral and all cash proceeds received by Bank in respect of any sale of, collection from, or other realization upon all or any part of the Trademark Collateral may, in the discretion of Bank, be held by Bank as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Bank pursuant to Paragraph 10) in whole or in part by Bank against, all or any part of the Obligations, in such order as Bank shall elect. Any surplus of such cash or cash proceeds held by Bank and remaining after payment in full, in cash, of all the Obligations shall be paid over to Borrower or to whomsoever may be lawfully entitled to receive such surplus.

10.   Indemnity and Expenses

      (A) Borrower agrees to indemnify and hold Bank harmless from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement or the transactions contemplated hereby, or the enforcement of this Agreement, including, without limitation, claims, losses or liabilities resulting from Bank's negligence, but excluding claims, losses or liabilities resulting from Bank's bad faith or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

      (B) Borrower, upon demand, will pay to Bank the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of its counsel (whether incurred at the trial or appellate level, in an arbitration proceeding, in a bankruptcy, including, without limitation any adversary proceeding, contested matter or motion or otherwise) and of any experts and agents, which Bank may incur in connection with any and all of the following (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Trademark Collateral, (iii) the exercise or enforcement of any of Bank's rights hereunder, or (iv) the failure by Borrower to perform or observe any of the provisions hereof.

11.   Amendments, Waivers, Consents

      No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower herefrom shall in any event be effective unless such amendment or waiver shall be in writing and signed by Bank, and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

12.   Notices

      All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following address:

      BORROWER:         Agrotec Williams, Inc.
                        c/o Williams Controls, Inc.
                        14100 SW 72nd Avenue
                        Portland, OR  97224
                        Attn:  Thomas W. Itin, Chairman
                        Telecopy No.:  (248) 851-9080

      BANK:             Wells Fargo Bank, National Association
                           Commercial Finance Division
                        245 S. Los Robles Ave., Ste. 600
                               Pasadena, CA 91101
                             Attn: Angelo Samperisi
                          Telecopy No.: (818) 884-9063

or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt and the sender will endeavor to send a hard copy of such telecopied notice to the recipient by mail.

13.   Miscellaneous

      (A) This Agreement shall create a continuing security interest in the Trademark Collateral and shall (i) remain in full force and effect until payment in full, in cash, of the Obligations, (ii) be binding upon Borrower, its successors and assigns, and (iii) inure, together with the rights and remedies of Bank hereunder, to the benefit of Bank, its successors and assigns.

      (B) Upon the full payment of all Obligations, the liens and security interests granted hereby shall terminate and all rights to the Trademark Collateral shall revert to Borrower. Upon any such termination, Bank will, at Borrower's expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination and reversion.

      (C) If any term or provision of this Agreement is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Agreement shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

      (D) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LOCAL LAW OF THE STATE OF OREGON, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT OTHERWISE REFER CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION, AND ALL OTHER LAWS OF MANDATORY APPLICATION.

      (E) AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND BANK EACH WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT.

      (F) The captions in this Agreement are for reference purposes only and shall not relate to or affect in any way the construction or interpretation hereof.

      (G) The representations, warranties, covenants and agreements contained herein or in any Schedule attached hereto shall survive the execution hereof.

      IN WITNESS WHEREOF, Borrower has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of July 11, 1997.

                             AGROTEC WILLIAMS, INC.



                              By:____________________________

                              Title:___________________________



STATE OF OREGON         )
                              ) SS:
COUNTY OF MULTNOMAH     )

      The foregoing Trademark Security Agreement was executed and acknowledged before me on July 11, 1997, by ______________________, personally known to me to be the _____________ of Agrotec Williams, Inc., a Delaware corporation, on behalf of such corporation.


                                  Notary Public
                             My Commission Expires:



Accepted as of July 11, 1997.

WELLS FARGO BANK, NATIONAL ASSOCIATION



By:
    Vice President

                                SCHEDULE I
                                    TO
                       TRADEMARK SECURITY AGREEMENT



1.    Trademark Registrations

      Reg. No. 1,89,761

                       TRADEMARK SECURITY AGREEMENT



      THIS TRADEMARK SECURITY AGREEMENT between HARDEE WILLIAMS, INC., a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL
ASSOCIATION  ("Bank"), is as follows:



1.    Preliminary Statements

      (A) Borrower has executed and delivered this Agreement to Bank in order to induce Bank (i) to enter into the Credit Agreement executed and delivered by Borrower (together with other borrowers) contemporaneously herewith (said Credit Agreement, as it may hereafter be amended or otherwise modified is hereinafter referred to as the "Credit Agreement"), and (ii) to make advances pursuant to the Credit Agreement.

      (B) All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Credit Agreement.

2.    Grant of Security

      As security for the full and prompt performance of all of the Obligations, Borrower hereby assigns, pledges and grants to Bank a lien on and security interest in Borrower's entire right, title and interest in and to the Trademark Collateral. As used herein, "Trademark Collateral" means: (i) all of the Borrower's right, title and interest in and to all of its now owned or existing and filed and hereafter acquired or arising and filed Trademark License Rights (as defined below), trademarks, service marks, trademark or service mark registrations, trade names, and trademark or service mark applications, including, without limitation, each mark, registration, and application listed on Schedule I, attached hereto and made a part hereof, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payment for past or future infringements thereof, (iv) all rights to sue for past, present and future infringements thereof, (v) all rights corresponding thereto throughout the world, and (vi) together in each case with the goodwill of Borrower's business connected with the use of, and symbolized by, such marks and rights. "Trademark License Rights" means Borrower's entire right, title and interest in, to and under all license agreements with any Person, whether Borrower is licensor or licensee, with respect to any trademarks, service marks, or tradenames, including, without limitation, the licenses listed on Schedule I.

3.    Representations and Warranties

      Subject to any exceptions listed on Schedule I, Borrower represents and warrants as follows:

      (A) Borrower is the sole and exclusive owner of the entire and encumbered right, title and interest in and to each of the Trademark Collateral free and clear of any liens, charges and encumbrances.

      (B) Schedule I sets forth a complete and accurate list of all Trademark License Rights, trademarks, trade names, service marks, trademark and service mark registrations, and applications for trademark or service mark registrations owned by Borrower.

      (C) Each trademark, service mark, trade name, trademark and service mark registration, and application for trademark or service mark registration identified in Schedule I is subsisting and has not been adjudged invalid, unregistrable or unenforceable, in whole or in part, and each registered trademark and service mark and each application for trademark and service mark registration is valid, registered or registrable and enforceable. Borrower is not aware of any prior use of any item of Trademark Collateral which could lead to such item becoming invalid or unenforceable, including prior unauthorized uses by third parties and uses which were not supported by the goodwill of the business connected with such item.

      (D) Borrower has not granted any license, release, covenant not to sue, or non-assertion assurance to any third person with respect to any part of the Trademark Collateral.

      (E) Borrower has used reasonable and proper statutory notice in connection with its use of each registered trademark and service mark.

      (F) The current conduct of Borrower's business does not conflict with or infringe any proprietary right of any third party in any way which materially adversely affects the business, financial condition or business prospects of the Borrower or its affiliates, and no one has asserted to Borrower or any of its affiliates that such conduct conflicts with or infringes any valid proprietary right of any third party in any way which materially adversely affects the business, financial condition or business prospects of the Borrower.

      (G) The Trademark License Rights are in full force and effect; Borrower is not in default under any of the Trademark License Rights; and no event has occurred which with notice or the passage of time, or both, might constitute a default by Borrower under any of the Trademark License Rights.

      (H) No authorization, consent, approval, or other action by, and no notice to or filing or recording with, any governmental, administrative or judicial authority or regulatory body is currently or is reasonably expected to be required for the grant by Borrower of the liens and security interests granted hereby or for the execution, delivery or performance of this Agreement by Borrower, other than routine action which may be required after the date hereof to maintain rights in the trademarks, or for the perfection of or the exercise by Bank of its rights and remedies hereunder.

4.    Further Assurances

      (A) Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Bank may reasonably request, in order (i) to continue, perfect and protect the assignment and the security interest granted or purported to be granted hereby or (ii) to enable Bank to exercise and enforce its rights and remedies hereunder with respect to any part of the Trademark Collateral. Without limiting the generality of the foregoing, the Borrower will execute and file such financing or continuation statements, amendments hereto, and such other instruments or notices as may be necessary or desirable, or as Bank may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

      (B) Borrower hereby authorizes Bank to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Trademark Collateral without the signature of Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Trademark Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

      (C) Borrower will furnish to Bank from time to time statements and schedules further identifying and describing the Trademark Collateral and such other reports in connection with the Trademark Collateral as Bank may reasonably request, all in reasonable detail.

      (D) Borrower agrees that, should it obtain an ownership interest in any Trademark License Rights, trademark, service mark, trade name, trademark or service mark registration, or application for trademark or service mark registration which is not now identified in Schedule I, (i) Borrower shall give prompt written notice thereof to Bank, (ii) the provisions of Paragraph 2 shall automatically apply to any such Trademark License Rights, trademark, service mark, trademark or service mark registration, or application for trademark or service mark registration, and (iii) any such Trademark License Rights, mark, registration, or application, together with the goodwill of the business connected with the use of the mark and symbolized by it, shall automatically become part of the Trademark Collateral. Borrower authorizes Bank to modify this Agreement by amending Schedule I to include any Trademark License Rights, trademark, service mark, trademark or service mark registration, or application for trademark or service mark registration which becomes part of the Trademark Collateral under this Paragraph and the goodwill of the business to which each such mark pertains.

      (E) With respect to any trademark necessary to the conduct of Borrower's business, Borrower agrees to take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof or in any court to maintain each registered trademark, service mark, and trademark or service mark registration, and to pursue each application for trademark or service mark registration now or hereafter included in the Trademark Collateral, including the filing of applications for renewal, the payment of maintenance fees, and participation in opposition, interference and infringement proceedings. To the extent necessary or desirable to the conduct of its business, Borrower agrees to take corresponding steps with respect to each new or other registered trademark, service mark trademark or service mark registration, and application for trademark or service mark registration to which the Borrower is now or later becomes entitled. Any expenses incurred in connection with such activities shall be borne by Borrower. Without the prior written consent of Bank, Borrower shall not abandon any right to file an application for trademark or service mark registration, or abandon any pending application, registration, trademark or service mark.

      (F) Borrower agrees to notify Bank immediately if Borrower learns (i) that any item of the Trademark Collateral may become abandoned; (ii) of any adverse determination or any development (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any item of the Trademark Collateral; or (iii) that it is or potentially could be in default of any of the Trademark License Rights.

      (G) If Borrower becomes aware that any item of the Trademark Collateral is infringed or misappropriated by a third party, Borrower shall promptly notify Bank and shall take such actions as are necessary under the circumstances to protect such Trademark Collateral. If Borrower elects to file an infringement suit, Bank, upon notice from Borrower of Borrower's intent to file such suit, shall either join in such suit or reassign to Borrower Bank's rights under
Section 2(iii). Any expense incurred in connection with such activities shall be borne by Borrower.

      (H) Borrower shall continue to use reasonable and proper statutory notice in connection with its use of each registered trademark or service mark.

5.    Transfers and Other Liens

      Borrower shall not:

      (A) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Trademark Collateral, except as permitted by the Credit Agreement;

      (B) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Trademark Collateral except as otherwise disclosed in Schedule I, or as otherwise permitted by the Credit Agreement; or

      (C) take any other action in connection with any of the Trademark Collateral that would impair the value of the interests or rights thereunder of Borrower.

6.    Bank Appointed Attorney-in-Fact

      Borrower hereby irrevocably appoints Bank as Borrower's attorney-in-fact, with full authority in Borrower's place, stead and on behalf of Borrower and in Borrower's name or otherwise, from time to time in Bank's sole and absolute discretion, to take any action and to execute any instrument that Bank may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Trademark Collateral; (ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings that Bank may deem necessary or desirable for the collection of any of the Trademark Collateral or otherwise to enforce the rights of Bank with respect to any of the Trademark Collateral.

7.    Bank May Perform

      (A) If Borrower fails to perform any of its obligations contained herein, Bank may itself perform, or cause performance of, such obligations, and the expenses of Bank incurred in connection therewith shall be payable by Borrower under Paragraph 10(B).

      (B) Bank, or its designated representatives, shall have the right, at all times, to inspect Borrower's premises and to examine Borrower's books, records and operations relating to the Trademark Collateral.

8.    Bank's Duties

      The powers conferred on Bank hereunder are solely to protect its interest in the Trademark Collateral and shall not impose any duty upon Bank to exercise any such powers. Except for the safe custody of any Trademark Collateral in its possession and the accounting for moneys actually received by it hereunder, Bank shall have no duty as to any Trademark Collateral, or as to the taking of any necessary steps to preserve rights against other parties or any other rights pertaining to any Trademark Collateral. Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Trademark Collateral in its possession if the Trademark Collateral is accorded treatment substantially equal to that which Bank accords its own property.

9.    Remedies

      If any Event of Default shall have occurred and be continuing:

      (A) Bank may exercise in respect of the Trademark Collateral, in addition to other rights and remedies provided for herein or otherwise available to Bank, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Trademark Collateral) and also may (i) exercise any and all rights and remedies of Borrower under or otherwise in respect of the Trademark Collateral; (ii) require Borrower to, and Borrower hereby agrees that it will at its expense and upon request of Bank forthwith, assemble all or any part of the documents embodying the Trademark Collateral as directed by Bank and make them available to Bank at a place to be designated by Bank which is reasonably convenient to both Bank and Borrower, (iii) occupy any premises owned or leased by Borrower where documents embodying the Trademark Collateral or any part thereof are assembled for a reasonable period in order to effectuate Bank's rights and remedies hereunder or under law, without any obligation to Borrower in respect of such occupation, (iv) license the Trademark Collateral or any part thereof, or assign its rights to the Trademark License Rights to any Person, and (v) without notice except as specified below, sell the Trademark Collateral or any part thereof in one or more parcels at public or private sale, at any of Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Bank may deem commercially reasonable. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill of the business connected with and symbolized by any Trademark Collateral subject to such disposition shall be included, and Borrower shall supply to Bank or its designee Borrower's know-how and expertise relating to the manufacture and sale of products or the provision of services relating to any Trademark Collateral subject to such disposition, and Borrower's customer lists and other records relating to such Trademark Collateral and to the distribution of such products and services. Borrower agrees that, to the extent notice of sale shall be required by law, at least five days notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Bank shall not be obligated to make any sale of any Trademark Collateral regardless of notice of sale having been given. Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

      (B) All payments received by Borrower under or in connection with any of the Trademark Collateral shall be received in trust for the benefit of Bank, shall be segregated from other funds of Borrower and shall be forthwith paid over to Bank in the same form as so received (with any necessary endorsement).

      (C) All payments made hereunder or in connection with or otherwise in respect of the Trademark Collateral and all cash proceeds received by Bank in respect of any sale of, collection from, or other realization upon all or any part of the Trademark Collateral may, in the discretion of Bank, be held by Bank as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Bank pursuant to Paragraph 10) in whole or in part by Bank against, all or any part of the Obligations, in such order as Bank shall elect. Any surplus of such cash or cash proceeds held by Bank and remaining after payment in full, in cash, of all the Obligations shall be paid over to Borrower or to whomsoever may be lawfully entitled to receive such surplus.

10.   Indemnity and Expenses

      (A) Borrower agrees to indemnify and hold Bank harmless from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement or the transactions contemplated hereby, or the enforcement of this Agreement, including, without limitation, claims, losses or liabilities resulting from Bank's negligence, but excluding claims, losses or liabilities resulting from Bank's bad faith or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

      (B) Borrower, upon demand, will pay to Bank the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of its counsel (whether incurred at the trial or appellate level, in an arbitration proceeding, in a bankruptcy, including, without limitation any adversary proceeding, contested matter or motion or otherwise) and of any experts and agents, which Bank may incur in connection with any and all of the following (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Trademark Collateral, (iii) the exercise or enforcement of any of Bank's rights hereunder, or (iv) the failure by Borrower to perform or observe any of the provisions hereof.

11.   Amendments, Waivers, Consents

      No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower herefrom shall in any event be effective unless such amendment or waiver shall be in writing and signed by Bank, and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

12.   Notices

      All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following address:

      BORROWER:         Hardee Williams, Inc.
                        c/o Williams Controls, Inc.
                        14100 SW 72nd Avenue
                        Portland, OR  97224
                        Attn:  Thomas W. Itin, Chairman
                        Telecopy No.:  (248) 851-9080

      BANK:             Wells Fargo Bank, National Association
                           Commercial Finance Division
                        245 S. Los Robles Ave., Ste. 600
                               Pasadena, CA 91101
                             Attn: Angelo Samperisi
                          Telecopy No.: (818) 884-9063

or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt and the sender will endeavor to send a hard copy of such telecopied notice to the recipient by mail.

13.   Miscellaneous

      (A) This Agreement shall create a continuing security interest in the Trademark Collateral and shall (i) remain in full force and effect until payment in full, in cash, of the Obligations, (ii) be binding upon Borrower, its successors and assigns, and (iii) inure, together with the rights and remedies of Bank hereunder, to the benefit of Bank, its successors and assigns.

      (B) Upon the full payment of all Obligations, the liens and security interests granted hereby shall terminate and all rights to the Trademark Collateral shall revert to Borrower. Upon any such termination, Bank will, at Borrower's expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination and reversion.

      (C) If any term or provision of this Agreement is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Agreement shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

      (D) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LOCAL LAW OF THE STATE OF OREGON, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT OTHERWISE REFER CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION, AND ALL OTHER LAWS OF MANDATORY APPLICATION.

      (E) AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND BANK EACH WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT.

      (F) The captions in this Agreement are for reference purposes only and shall not relate to or affect in any way the construction or interpretation hereof.

      (G) The representations, warranties, covenants and agreements contained herein or in any Schedule attached hereto shall survive the execution hereof.

      IN WITNESS WHEREOF, Borrower has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as ofJuly 11, 1997.

                              HARDEE WILLIAMS, INC.



                              By:____________________________

                              Title:___________________________



STATE OF OREGON         )
                              ) SS:
COUNTY OF MULTNOMAH     )

      The foregoing Trademark Security Agreement was executed and acknowledged before me on July 11, 1997, by ______________________, personally known to me to be the _____________ of Hardee Williams, Inc., a Delaware corporation, on behalf of such corporation.


                                  Notary Public
                             My Commission Expires:



Accepted as of July 11, 1997.

WELLS FARGO BANK, NATIONAL ASSOCIATION



By:
    Vice President

                                SCHEDULE I
                                    TO
                       TRADEMARK SECURITY AGREEMENT



1.    Trademark Registrations

      Reg. No. 1,511,526
      Reg. No. 1,511,527

                       TRADEMARK SECURITY AGREEMENT



      THIS TRADEMARK SECURITY AGREEMENT between KENCO/WILLIAMS, INC., a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL
ASSOCIATION  ("Bank"), is as follows:



1.    Preliminary Statements

      (A) Borrower has executed and delivered this Agreement to Bank in order to induce Bank (i) to enter into the Credit Agreement executed and delivered by Borrower (together with other borrowers) contemporaneously herewith (said Credit Agreement, as it may hereafter be amended or otherwise modified is hereinafter referred to as the "Credit Agreement"), and (ii) to make advances pursuant to the Credit Agreement.

      (B) All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Credit Agreement.

2.    Grant of Security

      As security for the full and prompt performance of all of the Obligations, Borrower hereby assigns, pledges and grants to Bank a lien on and security interest in Borrower's entire right, title and interest in and to the Trademark Collateral. As used herein, "Trademark Collateral" means: (i) all of the Borrower's right, title and interest in and to all of its now owned or existing and filed and hereafter acquired or arising and filed Trademark License Rights (as defined below), trademarks, service marks, trademark or service mark registrations, trade names, and trademark or service mark applications, including, without limitation, each mark, registration, and application listed on Schedule I, attached hereto and made a part hereof, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payment for past or future infringements thereof, (iv) all rights to sue for past, present and future infringements thereof, (v) all rights corresponding thereto throughout the world, and (vi) together in each case with the goodwill of Borrower's business connected with the use of, and symbolized by, such marks and rights. "Trademark License Rights" means Borrower's entire right, title and interest in, to and under all license agreements with any Person, whether Borrower is licensor or licensee, with respect to any trademarks, service marks, or tradenames, including, without limitation, the licenses listed on Schedule I.

3.    Representations and Warranties

      Subject to any exceptions listed on Schedule I, Borrower represents and warrants as follows:

      (A) Borrower is the sole and exclusive owner of the entire and encumbered right, title and interest in and to each of the Trademark Collateral free and clear of any liens, charges and encumbrances.

      (B) Schedule I sets forth a complete and accurate list of all Trademark License Rights, trademarks, trade names, service marks, trademark and service mark registrations, and applications for trademark or service mark registrations owned by Borrower.

      (C) Each trademark, service mark, trade name, trademark and service mark registration, and application for trademark or service mark registration identified in Schedule I is subsisting and has not been adjudged invalid, unregistrable or unenforceable, in whole or in part, and each registered trademark and service mark and each application for trademark and service mark registration is valid, registered or registrable and enforceable. Borrower is not aware of any prior use of any item of Trademark Collateral which could lead to such item becoming invalid or unenforceable, including prior unauthorized uses by third parties and uses which were not supported by the goodwill of the business connected with such item.

      (D) Borrower has not granted any license, release, covenant not to sue, or non-assertion assurance to any third person with respect to any part of the Trademark Collateral.

      (E) Borrower has used reasonable and proper statutory notice in connection with its use of each registered trademark and service mark.

      (F) The current conduct of Borrower's business does not conflict with or infringe any proprietary right of any third party in any way which materially adversely affects the business, financial condition or business prospects of the Borrower or its affiliates, and no one has asserted to Borrower or any of its affiliates that such conduct conflicts with or infringes any valid proprietary right of any third party in any way which materially adversely affects the business, financial condition or business prospects of the Borrower.

      (G) The Trademark License Rights are in full force and effect; Borrower is not in default under any of the Trademark License Rights; and no event has occurred which with notice or the passage of time, or both, might constitute a default by Borrower under any of the Trademark License Rights.

      (H) No authorization, consent, approval, or other action by, and no notice to or filing or recording with, any governmental, administrative or judicial authority or regulatory body is currently or is reasonably expected to be required for the grant by Borrower of the liens and security interests granted hereby or for the execution, delivery or performance of this Agreement by Borrower, other than routine action which may be required after the date hereof to maintain rights in the trademarks, or for the perfection of or the exercise by Bank of its rights and remedies hereunder.

4.    Further Assurances

      (A) Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Bank may reasonably request, in order (i) to continue, perfect and protect the assignment and the security interest granted or purported to be granted hereby or (ii) to enable Bank to exercise and enforce its rights and remedies hereunder with respect to any part of the Trademark Collateral. Without limiting the generality of the foregoing, the Borrower will execute and file such financing or continuation statements, amendments hereto, and such other instruments or notices as may be necessary or desirable, or as Bank may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

      (B) Borrower hereby authorizes Bank to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Trademark Collateral without the signature of Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Trademark Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

      (C) Borrower will furnish to Bank from time to time statements and schedules further identifying and describing the Trademark Collateral and such other reports in connection with the Trademark Collateral as Bank may reasonably request, all in reasonable detail.

      (D) Borrower agrees that, should it obtain an ownership interest in any Trademark License Rights, trademark, service mark, trade name, trademark or service mark registration, or application for trademark or service mark registration which is not now identified in Schedule I, (i) Borrower shall give prompt written notice thereof to Bank, (ii) the provisions of Paragraph 2 shall automatically apply to any such Trademark License Rights, trademark, service mark, trademark or service mark registration, or application for trademark or service mark registration, and (iii) any such Trademark License Rights, mark, registration, or application, together with the goodwill of the business connected with the use of the mark and symbolized by it, shall automatically become part of the Trademark Collateral. Borrower authorizes Bank to modify this Agreement by amending Schedule I to include any Trademark License Rights, trademark, service mark, trademark or service mark registration, or application for trademark or service mark registration which becomes part of the Trademark Collateral under this Paragraph and the goodwill of the business to which each such mark pertains.

      (E) With respect to any trademark necessary to the conduct of Borrower's business, Borrower agrees to take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof or in any court to maintain each registered trademark, service mark, and trademark or service mark registration, and to pursue each application for trademark or service mark registration now or hereafter included in the Trademark Collateral, including the filing of applications for renewal, the payment of maintenance fees, and participation in opposition, interference and infringement proceedings. To the extent necessary or desirable to the conduct of its business, Borrower agrees to take corresponding steps with respect to each new or other registered trademark, service mark trademark or service mark registration, and application for trademark or service mark registration to which the Borrower is now or later becomes entitled. Any expenses incurred in connection with such activities shall be borne by Borrower. Without the prior written consent of Bank, Borrower shall not abandon any right to file an application for trademark or service mark registration, or abandon any pending application, registration, trademark or service mark.

      (F) Borrower agrees to notify Bank immediately if Borrower learns (i) that any item of the Trademark Collateral may become abandoned; (ii) of any adverse determination or any development (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any item of the Trademark Collateral; or (iii) that it is or potentially could be in default of any of the Trademark License Rights.

      (G) If Borrower becomes aware that any item of the Trademark Collateral is infringed or misappropriated by a third party, Borrower shall promptly notify Bank and shall take such actions as are necessary under the circumstances to protect such Trademark Collateral. If Borrower elects to file an infringement suit, Bank, upon notice from Borrower of Borrower's intent to file such suit, shall either join in such suit or reassign to Borrower Bank's rights under
Section 2(iii). Any expense incurred in connection with such activities shall be borne by Borrower.

      (H) Borrower shall continue to use reasonable and proper statutory notice in connection with its use of each registered trademark or service mark.

5.    Transfers and Other Liens

      Borrower shall not:

      (A) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Trademark Collateral, except as permitted by the Credit Agreement;

      (B) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Trademark Collateral except as otherwise disclosed in Schedule I, or as otherwise permitted by the Credit Agreement; or

      (C) take any other action in connection with any of the Trademark Collateral that would impair the value of the interests or rights thereunder of Borrower.

6.    Bank Appointed Attorney-in-Fact

      Borrower hereby irrevocably appoints Bank as Borrower's attorney-in-fact, with full authority in Borrower's place, stead and on behalf of Borrower and in Borrower's name or otherwise, from time to time in Bank's sole and absolute discretion, to take any action and to execute any instrument that Bank may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Trademark Collateral; (ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings that Bank may deem necessary or desirable for the collection of any of the Trademark Collateral or otherwise to enforce the rights of Bank with respect to any of the Trademark Collateral.

7.    Bank May Perform

      (A) If Borrower fails to perform any of its obligations contained herein, Bank may itself perform, or cause performance of, such obligations, and the expenses of Bank incurred in connection therewith shall be payable by Borrower under Paragraph 10(B).

      (B) Bank, or its designated representatives, shall have the right, at all times, to inspect Borrower's premises and to examine Borrower's books, records and operations relating to the Trademark Collateral.

8.    Bank's Duties

      The powers conferred on Bank hereunder are solely to protect its interest in the Trademark Collateral and shall not impose any duty upon Bank to exercise any such powers. Except for the safe custody of any Trademark Collateral in its possession and the accounting for moneys actually received by it hereunder, Bank shall have no duty as to any Trademark Collateral, or as to the taking of any necessary steps to preserve rights against other parties or any other rights pertaining to any Trademark Collateral. Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Trademark Collateral in its possession if the Trademark Collateral is accorded treatment substantially equal to that which Bank accords its own property.

9.    Remedies

      If any Event of Default shall have occurred and be continuing:

      (A) Bank may exercise in respect of the Trademark Collateral, in addition to other rights and remedies provided for herein or otherwise available to Bank, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Trademark Collateral) and also may (i) exercise any and all rights and remedies of Borrower under or otherwise in respect of the Trademark Collateral; (ii) require Borrower to, and Borrower hereby agrees that it will at its expense and upon request of Bank forthwith, assemble all or any part of the documents embodying the Trademark Collateral as directed by Bank and make them available to Bank at a place to be designated by Bank which is reasonably convenient to both Bank and Borrower, (iii) occupy any premises owned or leased by Borrower where documents embodying the Trademark Collateral or any part thereof are assembled for a reasonable period in order to effectuate Bank's rights and remedies hereunder or under law, without any obligation to Borrower in respect of such occupation, (iv) license the Trademark Collateral or any part thereof, or assign its rights to the Trademark License Rights to any Person, and (v) without notice except as specified below, sell the Trademark Collateral or any part thereof in one or more parcels at public or private sale, at any of Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Bank may deem commercially reasonable. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill of the business connected with and symbolized by any Trademark Collateral subject to such disposition shall be included, and Borrower shall supply to Bank or its designee Borrower's know-how and expertise relating to the manufacture and sale of products or the provision of services relating to any Trademark Collateral subject to such disposition, and Borrower's customer lists and other records relating to such Trademark Collateral and to the distribution of such products and services. Borrower agrees that, to the extent notice of sale shall be required by law, at least five days notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Bank shall not be obligated to make any sale of any Trademark Collateral regardless of notice of sale having been given. Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

      (B) All payments received by Borrower under or in connection with any of the Trademark Collateral shall be received in trust for the benefit of Bank, shall be segregated from other funds of Borrower and shall be forthwith paid over to Bank in the same form as so received (with any necessary endorsement).

      (C) All payments made hereunder or in connection with or otherwise in respect of the Trademark Collateral and all cash proceeds received by Bank in respect of any sale of, collection from, or other realization upon all or any part of the Trademark Collateral may, in the discretion of Bank, be held by Bank as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Bank pursuant to Paragraph 10) in whole or in part by Bank against, all or any part of the Obligations, in such order as Bank shall elect. Any surplus of such cash or cash proceeds held by Bank and remaining after payment in full, in cash, of all the Obligations shall be paid over to Borrower or to whomsoever may be lawfully entitled to receive such surplus.

10.   Indemnity and Expenses

      (A) Borrower agrees to indemnify and hold Bank harmless from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement or the transactions contemplated hereby, or the enforcement of this Agreement, including, without limitation, claims, losses or liabilities resulting from Bank's negligence, but excluding claims, losses or liabilities resulting from Bank's bad faith or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

      (B) Borrower, upon demand, will pay to Bank the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of its counsel (whether incurred at the trial or appellate level, in an arbitration proceeding, in a bankruptcy, including, without limitation any adversary proceeding, contested matter or motion or otherwise) and of any experts and agents, which Bank may incur in connection with any and all of the following (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Trademark Collateral, (iii) the exercise or enforcement of any of Bank's rights hereunder, or (iv) the failure by Borrower to perform or observe any of the provisions hereof.

11.   Amendments, Waivers, Consents

      No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower herefrom shall in any event be effective unless such amendment or waiver shall be in writing and signed by Bank, and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

12.   Notices

      All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following address:

      BORROWER:         Kenco/Williams, Inc.
                        c/o Williams Controls, Inc.
                        14100 SW 72nd Avenue
                        Portland, OR  97224
                        Attn:  Thomas W. Itin, Chairman
                        Telecopy No.:  (248) 851-9080

      BANK:             Wells Fargo Bank, National Association
                           Commercial Finance Division
                        245 S. Los Robles Ave., Ste. 600
                               Pasadena, CA 91101
                             Attn: Angelo Samperisi
                          Telecopy No.: (818) 884-9063

or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt and the sender will endeavor to send a hard copy of such telecopied notice to the recipient by mail.

13.   Miscellaneous

      (A) This Agreement shall create a continuing security interest in the Trademark Collateral and shall (i) remain in full force and effect until payment in full, in cash, of the Obligations, (ii) be binding upon Borrower, its successors and assigns, and (iii) inure, together with the rights and remedies of Bank hereunder, to the benefit of Bank, its successors and assigns.

      (B) Upon the full payment of all Obligations, the liens and security interests granted hereby shall terminate and all rights to the Trademark Collateral shall revert to Borrower. Upon any such termination, Bank will, at Borrower's expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination and reversion.

      (C) If any term or provision of this Agreement is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Agreement shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

      (D) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LOCAL LAW OF THE STATE OF OREGON, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT OTHERWISE REFER CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION, AND ALL OTHER LAWS OF MANDATORY APPLICATION.

      (E) AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND BANK EACH WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT.

      (F) The captions in this Agreement are for reference purposes only and shall not relate to or affect in any way the construction or interpretation hereof.

      (G) The representations, warranties, covenants and agreements contained herein or in any Schedule attached hereto shall survive the execution hereof.

      IN WITNESS WHEREOF, Borrower has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of July 11, 1997.

                              KENCO/WILLIAMS, INC.



                              By:____________________________

                              Title:___________________________



STATE OF OREGON         )
                              ) SS:
COUNTY OF MULTNOMAH     )

      The foregoing Trademark Security Agreement was executed and acknowledged before me on July 11, 1997, by ______________________, personally known to me to be the _____________ of Kenco/Williams, Inc., a Delaware corporation, on behalf of such corporation.


                                  Notary Public
                             My Commission Expires:



Accepted as of July 11, 1997.

WELLS FARGO BANK, NATIONAL ASSOCIATION



By:
    Vice President

                                SCHEDULE I
                                    TO
                       TRADEMARK SECURITY AGREEMENT



1.    Trademark Registrations

      Reg. No. 1,879,664
      Reg. No. 1,755,176
      Reg. No. 1,484,182